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Exhibit 99.1

[divine logo]	NEWS RELEASE
	www.divine.com	NASDAQ	: DVIN
divine Contacts Individual Investors: Brenda Lee Johnson Direct: 773.394.6873 Brenda.Johnson@divine.com	Media Inquiries: Susan Burke/Anne Schmitt Direct: 773.394.6746 / 6827 susan.burke@divine.com anne.schmitt@divine.com	International Media: Chris Blaik Direct: +44 0 20 7070 9520 Chris.blaik@divine.com

FOR IMMEDIATE RELEASE

NEW ORGANIZATIONAL ALIGNMENT STRENGTHENS DIVINE'S
ABILITY TO OFFER END-TO-END SOLUTIONS FOR THE EXTENDED
ENTERPRISE

Move Streamlines Organization and Positions divine to More Effectively and Efficiently Deliver Integrated Solutions; Announces Intent to Divest RoweCom, Inc. Subsidiary to Focus on Digital Content

CHICAGO—Dec. 20, 2002—divine, inc., (Nasdaq: DVIN), a leading provider of solutions for the extended enterprise, today announced that it has aligned the company into three solution areas that streamline the organization and enhance its ability to address specific business problem sets and customer pain points as they extend their enterprise. The creation of these organizational divisions—Web, Content and Collaboration Solutions; Customer Interaction Management Solutions; and Managed Services and Infrastructure Solutions—represents the next evolutionary phase in divine's mission to deliver end-to-end customer-focused solutions that help them better integrate their business processes and information flow across their extended enterprise.

"divine's solutions represent a unique blend of capabilities that help our customers create more meaningful connections with their customers, employees, partners and markets. Our evolving organizational model reflects the progress we have made in the last year at integrating numerous products and services and delivering them as whole solutions to customers through our field delivery team," said divine Chairman and Chief Executive Officer Andrew "Flip" Filipowski. "divine stands out as the only company that brings together unified extended enterprise solutions from a single vendor and, as we move into the new year, this is the perfect time to take the natural next step in creating integrated solutions from all of our intellectual property, streamlining our organization to reflect the solutions we are already delivering to the market, and doing it profitably."

Since its inception, divine's mission has been to acquire and develop the software services, professional services and managed services capabilities into cohesive solutions that help companies drive profitability and competitive advantage by enabling them to interact more intelligently and effectively with their customers, employees, partners, and markets. The new solutions-based organizational model more tightly integrates divine's technology and services teams, streamlining management, reducing operational costs, and enhancing the company's ability to respond quickly to evolving customer requirements. The new organizational areas are:

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  Web, Content, and Collaboration Solutions. This solutions area combines all of the technology and services to deliver state-of-the-art Web presence, content solutions, and collaborative systems that allow a business to share information across its value chain. This includes branding, Web development, and core systems deployment services, as well as divine's content management, collaboration and rich media technologies. It also includes services that link these systems to core business systems such as SAP and Oracle applications. divine will also expand partnerships with digital content providers to provide additional critical, externally generated business content to customers.

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  Customer Interaction Management Solutions. This solutions area includes products and capabilities for managing all of the interactions between a business and its customer, partners, over all communications channels. This includes solutions for automating marketing, customer service, and other customer-facing operations, such as campaign management, customer segmentation, Web-based assisted and self service, and collections.

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  Managed Services and Infrastructure Solutions. This solutions area focuses on providing the whole gamut of technologies and offerings that make up an extended enterprise infrastructure and provide the best platform for deploying 24/7 systems, including managed hosting, managed applications, business continuity services, security, infrastructure procurement services, implementation services, and hosted applications.

The organizational alignment into solution areas enables divine to streamline the company's management and organizational structure as previously discussed in recent earnings announcements. divine has significantly reduced expenses through ongoing integration and consolidation efforts, and this move to solution areas is expected to eliminate more than $100 million in annual expenses, delivering on the 2003 financial commitments made during previous earnings announcements.

"We have always set aggressive targets for reducing our operational cost structure and cash burn as part of our drive to reach profitability, and this move is significant step toward achieving those financial goals," said divine Chief Financial Officer Michael Cullinane. "This organizational structure allows us to better focus our sales efforts on larger solution deals, while we reduce the number of organizational layers and streamline decision-making. As a result, divine will be even more nimble and responsive to market and customer needs."

As part of this realignment, divine is announcing its intent to divest the content subscription business delivered through its RoweCom, Inc. subsidiary and focus on digital content delivery. Today, divine and EBSCO Industries Inc. announced that the two companies have signed a letter of intent under which EBSCO would acquire the European operations of RoweCom, subject to regulatory and board approvals and other customary conditions. divine also has received a term sheet from and is in active negotiations with Swets Blackwell, which has expressed unsolicited, definitive interest in acquiring some or all of the RoweCom operations worldwide.

About divine, inc.

divine, inc., (Nasdaq: DVIN) is focused on extended enterprise solutions. Through professional services, software services and managed services, divine extends business systems beyond the edge of the enterprise throughout the entire value chain, including suppliers, partners and customers. divine offers single-point accountability for end-to-end solutions that enhance profitability through increased revenue, productivity, and customer loyalty. The company provides expertise in collaboration, interaction, and knowledge solutions that enlighten, empower and extend enterprise systems.

Founded in 1999, divine focuses on Global 5000 and high-growth middle market firms, government agencies, and educational institutions, and currently serves over 20,000 customers. For more information, visit the company's Web site at www.divine.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to: divine's ability to execute its integrated Web-based technology, professional services, and managed applications strategy; divine's ability to successfully implement its acquisition strategy, including its ability to integrate the operations, personnel, products, and technologies of, and address the risks associated with, acquired companies; divine's ability to develop enterprise Web software and services; the uncertainty of customer demand for enterprise Web software and services; divine's ability to expand its customer base and achieve and maintain profitability; divine's ability to retain key personnel; divine's ability to predict revenues from project-based engagements; divine's ability to keep pace with technological developments and industry requirements; divine's ability to efficiently manage its growing operations; changes in the market for Internet services and the economy in general, including as a result of any additional terrorist attacks or responses to terrorist attacks; increasing competition from other providers of software solutions and professional services; the extent to which customers want to purchase software applications under hosted subscription based models; divine's ability to address the risks associated with international operations; divine's ability to become cash flow positive before it depletes its cash reserves or becomes insolvent; divine's ability to maintain its Nasdaq listing; and other unanticipated events and conditions. For further information about these and other risks, uncertainties, and contingencies, please review the disclosure under the caption "Risk Factors" in divine's most recently filed Form 10-K, and under the caption "Special Note on Forward-Looking Statements" in divine's most recent Forms 10-K and 10-Q filed with the SEC. When used in this release and documents referenced, the words "anticipate," "believe," "estimate," "will" and "expect" and similar expressions as they relate to the Company or its management are intended to identify such forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect management's analysis, judgment, belief, or expectation only as of the date hereof. divine undertakes no obligation to publicly revise these forward-looking statements or risks, uncertainties, or contingencies to reflect events or circumstances that arise after the date hereof.

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© 2002 divine, inc. divine is a trademark of divine, inc. All other trademarks, trade names and service marks referenced herein are the properties of their respective companies.

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  Exhibit 99.1